FBR Conference

November 30, 2004

Forward Looking Statements

Except for historical information, this presentation may include forward-looking statements which are subject to certain risk factors that could cause actual results to differ materially from those presented in the forward looking statements. Some of the risk factors that could affect future results are listed in our registration statement. Because we have a limited operating
history, most of the statements relating to us and our business, including statements relating to our competitive strengths and business strategies, are forward-looking statements.

Quanta Corporate Profile

Shareholders’ equity: $445.9 million 1

Equity market value: $485.1 million 2

Cash & Investments:  $583.9 million 1

Shares outstanding: 56,798,218 1

Book value per share: $7.85 1

Market value per share: $8.54 2

Ticker: QNTA (NASDAQ National Market)

A.M. Best Rating: A- (Excellent)

Geographic locations: U.S, Bermuda & Europe

1 As of 9/30/04

2 As of 11/22//04

Operating Platform and Structure

Bermuda, USA, Ireland and UK represent platforms for marketing and underwriting all lines of business

Employee count: 16

Main business focus:

Corporate, Underwriting
and Reserving

Hamilton, Bermuda

Quanta Capital

Holdings Ltd..

(Bermuda)

Quanta UK  Ltd.

(UK)

Employee count: 4

Main business focus:

Sourcing Irish and

Continental European

Business

Dublin, Ireland

Employee count: 139

Main business focus:

Specialty Underwriting,
Claims

New York, USA

Employee count: 118

Main business focus:

Environmental Consulting
and Risk Assessment

Reston, USA

Employee count: 9

Main business focus:

Sourcing UK and Global
Business

London, UK

Quanta Specialty

Lines Insurance

Company (US)

Quanta Indemnity

Company

(US)

Quanta Re US Ltd.

(Bermuda)

Quanta US Holdings Inc.

(US)

Quanta  Europe Ltd.

(Ireland)

Quanta  Re Ltd.

(Bermuda)

Prudent capitalization, more opportunity than available

capital

Technically demanding specialty lines of business

Global diversity

Disciplined NPV Return on Risk Adjusted Capital business

model

Incentive compensation plan that directly aligns the interests of underwriters and shareholders

Real-time management information systems

Information Based Strategy (IBS) expected to provide

continuous improvement on risk selection-sustainable

competitive advantage

Long term business mix split 65% insurance and 35%

reinsurance

Implement best practices in all functional areas

Organic growth – no legacy issues

Quanta Strategy

Strategy: Specialty Lines Business Criteria

Specialty Businesses
Include:

Environmental

Professional

Marine cargo

Technical property

Surety

Fidelity & Crime

Trade credit

Political risk

Structured products

Superior returns require technical depth

Limited pool of technical talent

High barriers to entry

Deep market opportunity

Improve portfolio diversification by line and/or
geography

Overweight short tail business and underweight long
tail business

Risk Adjusted Return on Capital > 20%1

1 This return is the hurdle rate in our Intrinsic Value Business Model and is not a projection and does not represent financial guidance of our future results.
  Actual results will vary from this model.

Differentiated Specialty Lines Portfolio

$ Billions
2.4
4.5
5.9
CAGR 20.8%

$ Billions
340
290
379
CAGR 2.4%

7
QUANTA

Specialty Lines Peer Group vs. U.S. P&C Industry
Shareholders Equity and Statutory Surplus Growth

(1) Reported Shareholders Equity for HCC Ins., Philadelphia Con., W.R. Berkley, RLI & Markel Corp
at period end.

(2) AM Best Statutory Surplus (2004 Edition, Best’s aggregates & Averages-Property/Casualty)

Specialty Lines Peer Group

Shareholders Equity Growth (1)

1999

2002

09/04

1999

2002

06/04

US P&C Industry Surplus

Statutory surplus Growth (2)

Business Unit Intrinsic Value Underwriting Model*

            * The Intrinsic Value Business Model discounts cash flows using the U.S. Dollar LIBOR swap curve.
            Underwriters do not receive investment credit, which discourages cash flow underwriting.

            The Intrinsic Value Business Model is not a projection and does not represent financial guidance of our future results.
            Actual results will vary from this model.

###

(###)

(###)

###

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12%

20%

Total Risk Period:

NPV Written Premiums

NPV Expenses

NPV Losses

NPV Profit Before Tax

Allocated Capital

NPV Return on Capital

Long-term Estimated Tax Rate

Minimum NPV After-Tax
Return on Capital

Corporate Return Drivers

Underwriting discipline

Full deployment of capital

Operating leverage

Investment leverage

Financial leverage

Balanced Portfolio

RI M&A

RI Casualty

RI Property

Program

Environmental

Professional

Surety

Technical

Property

Fidelity

European

Target Return

20%

Volatility

Balanced Portfolio

Geographically  diverse

Risk driven diversity

Driven by market price
sensitivity

Basis for risk adjusted
return

Basis for operating
underwriting return

Quanta Portfolio

NPV View

Performance Measurement
GAAP & NPV

Aligns interests of
underwriter &
shareholder

Lags GAAP reported
financials

Identifies real
economics of business

Basis for incentive comp
plan

We look at performance through a vertical and a horizontal lens:

GAAP View

Point-in-time
orientation

Difficult to see
embedded value

Combines policy years

Loss reserves
undiscounted

Performance Measurement
Innovative Incentive Comp Plan

Incentive pool established
when business unit
exceeds threshold rate

12.0%1

Net Present Value Profit $

Incentive pool
funded through
shared upside

70%

30%

Directly aligns interests
of underwriter and
shareholder

Intended to attract and
retain top quality
performers

Payout over four years
adjusted to reflect any
changes in loss reserves
– positive or negative

1 Proxy for weighted average cost of capital subject to annual review

Dynamic Cycle Management of our Business Lines

Time

Technical           Pricing           Floor

Work with management
information systems to drive
risk selection

Establish pricing
thresholds/technical pricing
floors (RARAC)

Monitor forward –looking
indicators

Rebalance portfolio as
environment changes

Redeploy capital efficiently
to areas of positive outlook

Business

Line 1

Business

Line 2

Business

Line 3

Business

Line 4

Strategic Positioning – Road Map

Establish and
Institutionalize Best
Practices

Geographic
Diversity: Establish
European
infrastructure

Fully integrated
business units –
underwriting, legal,
actuarial and claims

Data centric IT
approach- flexible
management
reporting

Develop  customer
service standards
and processes

Operationalize
Europe – UK/Ireland
– underwriting
offices and ratings

NPV Risk Adjusted
Return on capital
decision making

Establish ideal
portfolio mix -
based on specialty
lines strategy &
returns/volatility

Re-balance
portfolio as
environment
changes in real
time (capital
distribution)

- Raise Capital

- Hire People

- Lead with Reinsurance

- Establish US Insurance
  Infrastructure

- Align Interests of
  underwriters,
  management and
  shareholders

Develop & Implement
Underwriting and
Management Reporting

-  Emphasize Specialty
   Insurance

Ramp up QTS &
expand beyond
Environmental
Strategies

- Innovation/IBS
  Improve
  Underwriting Risk
  Selection and
  Pricing Models

2004

2005

Goal is to allocate
approx. 65% of
Quanta Capital
allocated specialty
lines

Organic growth
and deploy capital
to specialty Lines
with positive
outlook

Develop QTS dual
strategy –third
party service
provider &
technical
underwriting
resource

Establish
incentive plans
that reward actual
results over time
& reward right
behavior

GAAP ROE and
NPV  RARAC
management
reporting - real-
time feedback on
results vs. plan

Continue with
Information Based
Strategy (IBS) initiative
to improve
underwriting, risk
selection and accuracy
of pricing models

Automated pricing
models - underwriting
controls, risk
management, audit
and back testing

Specialty Insurance
Reinsurance
Technical Services
14%
24%
62%

Bermuda
United States
Europe
13%
87%

14

Business Summary
Year to Date 9/30/2004

Net Written Premiums

by Geography

Business Segments

by Revenues

(Expected to commence operations in Q4 of 2004)

Third Quarter Highlights
(Unaudited $000’s)

3 mos

9/30/04

9 mos

9/30/04

Gross written premiums

116,729

370,428

Net premiums written

85,969

312,487

Net premiums earned

65,523

149,613

Technical services revenues

7,727

22,580

Net investment income

3,258

9,811

Realized gains

297

665

Other income

221

775

Total revenues

77,026

183,444

Net losses and loss expenses

77,963

126,176

Acquisition expenses

16,424

35,885

Direct technical services costs

5,231

15,442

General and administrative

expenses

14,294

44,700

Depreciation and amortization

560

1,397

Total expenses

114,472

223,600

Net loss

(37,446)

(40,156)

Adjustment for hurricane

catastrophe losses

45,100

45,100

Net income excluding hurricane

catastrophe losses

(1)

7,654

4,944

(1) The Company has included the "net income excluding hurricane catastrophe losses" measure as it believes that the results for the third quarter of 2004 including the effects of the hurricane losses reduces the comparability of the Company's third quarter results to prior reporting periods. As a result, the Company believes that the evaluation of net income excluding hurricane catastrophe losses allows for meaningful performance comparisons to the Company's previous periods given the Company's recent formation and limited operating history. Furthermore, the Company believes that security analysts, rating agencies and investors evaluate its performance relative to its prior reporting periods and to its competitors by excluding the impact of the hurricane property catastrophe losses.

Balance Sheet Highlights

9/30/2004

Assets

Cash & investments

583,871

Premiums receivable

132,327

Deferred acquisition costs

42,601

Deferred reinsurance premiums

44,967

Losses & LAE recoverable

6,051

Intangible assets

20,802

Other assets

20,506

Total assets

851,125

Loss reserves

124,534

Unearned premium reserve

225,960

Environmental liabilities assumed

6,697

Reinsurance balances payable

23,061

Accounts payable

10,866

Other liabilities

14,083

Total liabilities

405,201

Shareholders' equity

445,924

Total liabilities and shareholders' equity

851,125

            ($000’s)

Key Investment Considerations

Disciplined business model drives return on capital

Employee incentive comp plan rewards actual return on capital

Diverse portfolio of specialty lines with potential to offer high returns on capital through market cycles

Efficient capital structure, disciplined capital allocation, A.M. Best A-
financial strength rating

Experienced management and strong board

Significant insider ownership

Trades at a discount to the average price/book value of other specialty P&C peer companies

Outlook for 2005

Continued focus on underwriting profits and not on investment income

Pivotal period for industry – investigations into industry practices &
key players

We expect greater transparency and more level playing field for customers and companies like ours

In the past one year, we lead with reinsurance and now we continue to execute our specialty lines strategy. Pricing outlook for the lines we operate in, except D&O, continues to be generally favorable

We believe that our efforts to achieve our objectives is facilitated by our ability to adjust & deploy capital to areas of opportunities

In summary, we are excited as we go into 2005 with a solid capital structure, and our focus on technical and information-based risk selection strategy which we believe is a true strategic advantage